APPENDIX
Reconciliation of Non-GAAP Financial Measures
to the Most Directly Comparable GAAP Measures

In its February 7, 2008 Investor Meeting presentation, Eastman Kodak Company (“The Company”) referenced certain non-GAAP financial measures, "Digital Revenue Growth", “Digital Earnings”, “Digital EFO", “Digital EFO Improvement”, “Gross Profit excluding Restructuring”, “ Pro Forma Revenue Change”, “EFO excluding Restructuring”, “EBITDA”, Total Company and Segment: “Pro Forma Revenue”, “Pro Forma Gross Profit”, “Pro Forma SG&A” as a percent of sales, “Pro Forma R&D” as a percent of sales, and “Pro Forma Earnings from Operations excluding Restructuring” as a percent of sales. Additional non-GAAP financial measures presented include “CDG and GCG Segment Digital Revenue Growth", “CDG Pro Forma EFO Improvement”, “GCG Pro Forma EFO”, “Pro Forma Digital EFO”, “Pro Forma Digital Revenue”, “Net Cash Generation”, “Cash Generation before Dividends”, and "Cash Generation Excluding Carryover Restructuring/Rationalization".

The Company believes that these non-GAAP measures represent important internal measures of performance. Accordingly, where they are provided, it is to give investors the same financial data management uses with the belief that this information will assist the investment community in properly assessing the underlying performance of the Company, its financial condition, results of operations and cash flow on a year-over-year basis.

The following reconciliations are provided with respect to terms used in the February 7, 2008 presentations of Kodak’s Chief Executive Officer Antonio Perez, Chief Financial Officer Frank Sklarsky and other Company Officers.

1. The following table reconciles 2007 net cash generation to the most directly comparable GAAP measure of net cash provided by continuing operations from operating activities (amounts in millions):

	2007	2007
	Goal	Actual
Net cash generation, as presented	~$100	$333
Additions to properties, net proceeds from the sales of
businesses/assets, distributions from (investments in)
unconsolidated affiliates and dividends, net	150-300	19
Net cash provided by continuing operations from
operating activities (GAAP basis)	$250-$400	$352

2. The following table reconciles the 2007 digital revenue growth for CDG, GCG and Total Company to the most directly comparable GAAP measure of consolidated total revenue decline:

	2007	2007
	Goal	Actuals
CDG Digital revenue growth, as presented	2%-4%	8%
GCG Digital revenue growth, as presented	6%-9%	7%
Total Digital revenue growth, as presented	3%-5%	8%
Total Traditional and New Technologies revenue decline	(18)%	(15)%
Total Company revenue decline (GAAP basis)	(7)%-(4)%	(3)%

3. The following table reconciles 2007 digital earnings to the most directly comparable GAAP measure of loss from continuing operations before interest, other income (charges), net and income taxes (amounts in millions):

	2007	2007
	Goal	Actual
Digital earnings, as presented	$150-$250	$176
Traditional earnings and New Technologies loss	~$150	167
Total EFO, as presented	$300-$400	$343
Restructuring and items of comparability	$(725)-$(925)	(573)
Loss from continuing operations before interest, other
income (charges), net and income taxes (GAAP basis)	$(425)-$(525)	$(230)

4. The following table reconciles 2006 and 2007 digital earnings from operations to the most directly comparable GAAP measure of loss from continuing operations before interest, other income (charges), net and income taxes (amounts in millions):

	2007	2006	Increase
	Actual	Actual	(Decrease)
Digital Earnings from Operations, as presented	$176	$(13)	$189
Traditional earnings, New Technologies loss, restructuring
costs and items of comparability	(406)	(463)	$57
Loss from continuing operations before interest, other
income (charges), net and income taxes (GAAP basis)	$(230)	$(476)	$246

5. The following table reconciles 2008 EBITDA goal to the most directly comparable GAAP measure of earnings from continuing operations before interest, other income (charges), net and income taxes (amounts in millions):

2008
Goal
EBITDA, as presented	$1,000-$1,100
Depreciation and Amortization	~$(675)

Earnings from continuing operations before interest, other income
(charges), net and income taxes (GAAP basis)	$360-$400

6. The following table reconciles 2008 cash generation excluding carryover restructuring/rationalization to the most directly comparable GAAP measure of net cash provided by continuing operations from operating activities (amounts in millions):

2008
Goal
Cash generation excluding carryover restructuring/rationalization, as
presented	$550-$650
Projected restructuring payments	~$150
Cash generation before dividend payments	$400-$500
Additions to properties, net proceeds from the sales of businesses/assets,
distributions from (investments in) unconsolidated affiliates and dividends	$125-$175
Net cash provided by continuing operations from operating activities
(GAAP basis), as presented	$575-$625

7. The following table reconciles 2006 and 2007 Pro Forma Revenue, Gross Profit and SG&A, R&D, and EFO segment as a percent of sales for CDG, GCG and FPEG to the most directly comparable GAAP measures based on previously reported 2006 and 2007 actual segment results:

($ in millions)		Impact of 2008	GAAP basis		Impact of 2008	GAAP basis
	2006	structure realignment	2006	2007	structure realignment	2007
FPEG (previously FPG)	Pro Forma	and cost reallocations	Actual	Pro Forma	and cost reallocations	Actual
Revenue	$4,271	$(1,959)	$2,312	$3,638	$(1,670)	$1,968
Gross Profit	25%	12%	37%	24%	13%	37%
SG&A	15%	5%	20%	14%	3%	17%
R&D	2%	(1)%	1%	2%	(1)%	1%
EFO	8%	8%	16%	8%	11%	19%

		Impact of 2008	GAAP basis		Impact of 2008	GAAP basis
	2006	structure realignment	2006	2007	structure realignment	2007
CDG	Pro Forma	and cost reallocations	Actual	Pro Forma	and cost reallocations	Actual
Revenue	$2,995	$1,716	$4,711	$3,241	$1,390	$4,631
Gross Profit	21%	(3)%	18%	26%	(6)%	20%
SG&A	19%	(2)%	17%	18%	(1)%	17%
R&D	10%	(4)%	6%	8%	(3)%	5%
EFO	(7)%	2%	(5)%	0%	(2)%	(2)%

		Impact of 2008	GAAP basis		Impact of 2008	GAAP basis
	2006	structure realignment	2006	2007	structure realignment	2007
GCG	Pro Forma	and cost reallocations	Actual	Pro Forma	and cost reallocations	Actual
Revenue	$3,287	$190	$3,477	$3,413	$177	$3,590
Gross Profit	31%	(2)%	29%	28%	(1)%	27%
SG&A	23%	(3)%	20%	19%	(1)%	18%
R&D	6%	0%	6%	6%	0%	6%
EFO	2%	1%	3%	3%	0%	3%

8. The following table reconciles 2006 and 2007 total company Pro Forma Gross Profit excluding restructuring and SG&A, R&D, and EFO excluding restructuring as a percent of sales to the most directly comparable GAAP measures of Gross Profit, SG&A as a percent of sales, R&D as a percent of sales, and loss from continuing operations before interest, other income (charges), net and income taxes as a percent of sales (“GAAP basis”), as previously reported:

			Impacts of 2008				Impacts of 2008
($ in millions)			structure realignment				structure realignment
			cost reallocations,	GAAP basis			cost reallocations,	GAAP basis
	2006		restructuring and items	2006	2007		restructuring and items	2007
Total Company	Pro Forma		of comparability	Actual	Pro Forma		of comparability	Actual
Revenue	$10,568		$-	$10,568	$10,301		$-	$10,301
Gross Profit	26	%*	(3)%	23%	26	%*	(2)%	24%
SG&A	19%		(1)%	18%	17%		0%	17%
R&D	6%		(1)%	5%	5%		0%	5%
EFO	2	%*	(7)%	(5)%	3	%*	(5)%	(2)%

* excluding restructuring and items of comparability

9. The following table reconciles 2007 CDG Pro Forma EFO improvement to the most directly comparable GAAP measure of CDG improvement in loss from continuing operations before interest, other income (charges), net and income taxes:

2007
(in millions)	Actual
CDG Pro Forma EFO improvement, as presented	$198
Impact of 2008 structure realignment and cost
reallocations	$(50)
CDG improvement in loss from continuing
operations before interest, other income
(charges), net and income taxes (GAAP basis)	$148

10. The following table reconciles 2006 and 2007 Pro Forma digital revenue to the most directly comparable GAAP measures of total revenue:

	2007	2006	Growth/
($ in billions)	Actual	Actual	(Decline)
Pro Forma digital revenue, as presented	$6.6	$6.3	6%
Impact of 2008 structure realignment	(0.2)	(0.4)	-50%
Digital Revenue as previously reported	$6.4	$5.9	8%
Traditional and New Technologies revenue	3.9	4.7	-17%
Total revenue (GAAP basis), as presented	$10.3	$10.6	-3%

11. The following table reconciles 2006 and 2007 Pro Forma digital EFO to the most directly comparable GAAP measures of loss from continuing operations before interest, other income (charges), net and income taxes:

	2007	2006	Growth/
($ in millions)	Actual	Actual	(Decline)
Pro Forma digital EFO, as presented	$83	$(152)	-155%
Impact of 2008 structure realignment	93	139	-33%
Digital EFO as previously reported	$176	$(13)	100%
Traditional and New Technologies earnings, restructuring
costs and items of comparability	(406)	(463)	-12%
Loss from continuing operations before interest, other
income (charges), net and income taxes (GAAP basis)	$(230)	$(476)	-52%

12. The following table reconciles 2006 and 2007 GCG Pro Forma EFO to the most directly comparable GAAP measure of GCG earnings from continuing operations before interest, other income (charges), net and income taxes:

	2007	2006
	Actual	Actual	Improvement
GCG Pro Forma EFO, as presented	$100	$64	$36
Impact of 2008 structure realignment and cost reallocations	16	36	(20)
2007 GCG earnings from continuing operations before
interest, other income (charges), net and income taxes
(GAAP basis)	$116	$100	$16

13. The following table reconciles 2007 total company Gross Profit excluding restructuring costs to total company Gross Profit on a GAAP basis:

	2007	2007
	Goal	Actual
Gross Profit excluding restructuring, as presented	25%-26%	26%
Restructuring and items of comparability	(1)%	(2)%
Gross Profit (GAAP basis)	24%-25%	24%

14. The following table reconciles 2007 earnings from operations excluding restructuring as a percent of sales to the most directly comparable GAAP measure of loss from continuing operations before interest, other income (charges), net and income taxes as a percent of sales:

	2007	2007
	Goal	Actual
Earnings from operations excluding restructuring as a percent of sales, as presented	3%-4%	3%
Restructuring costs and items of comparability	(7)%-(9)%	(5)%

Loss from continuing operations before interest, other income (charges), net and
income taxes as a percent of sales (GAAP basis)	(4)%-(5)%	(2)%